Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of CombinatoRx, Incorporated (the “Company”), do hereby certify that to their knowledge:

1)	the Company’s Form 10-Q for the fiscal quarter ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Form 10-Q for the fiscal quarter ended June 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark H. N. Corrigan
Mark H. N. Corrigan President and Chief Executive Officer (principal executive officer)

/s/ Justin A. Renz
Justin A. Renz Senior Vice President and Chief Financial Officer (principal financial officer)

Dated: August 10, 2010